Exhibit 99.1

FBR Securitization Trust 2005-1

Disclaimer

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-1	1,039 records
Friedman Billings Ramsey	California Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV
Adjustable	941	267,811,562.10	92.70	7.154	643	78.61
Fixed	98	21,093,461.68	7.30	6.624	660	70.88

Total:	1,039	288,905,023.78	100.00	7.115	644	78.05

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV
15 Year Fixed	3	619,965.67	0.21	6.630	614	67.25
20 Year Fixed	5	766,386.64	0.27	5.829	720	46.60
2/28 ARM	556	147,440,777.39	51.03	7.534	616	77.63
2/28 ARM — IO - 60 month	362	113,838,973.91	39.40	6.694	676	79.91
30 Year Fixed	75	15,603,665.81	5.40	6.769	650	72.25
3/27 ARM	8	1,697,208.23	0.59	7.317	649	79.08
3/27 ARM — IO - 60 month	9	2,992,417.42	1.04	6.377	687	79.73
5/25 ARM — IO - 60 month	4	1,239,439.21	0.43	6.199	708	71.83
6 Month ARM	2	602,745.94	0.21	6.388	711	80.32
Fixed 25yr	1	44,847.35	0.02	7.590	584	69.23
Fixed 30yr — IO - 60 month	14	4,058,596.21	1.40	6.208	694	70.76

Total:	1,039	288,905,023.78	100.00	7.115	644	78.05

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV
1st	1,039	288,905,023.78	100.00	7.115	644	78.05

Total:	1,039	288,905,023.78	100.00	7.115	644	78.05

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Interest Only	Loans	Balance	Balance	Coupon	Score	LTV
Interest Only	389	122,129,426.75	42.27	6.665	677	79.52
Non-Interest Only	650	166,775,597.03	57.73	7.445	620	76.97

Total:	1,039	288,905,023.78	100.00	7.115	644	78.05

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1	1,039 records
Friedman Billings Ramsey	California Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV
0.01 - 50,000.00	8	314,355.09	0.11	8.437	594	52.62
50,000.01 - 100,000.00	37	2,995,873.49	1.04	7.667	619	62.34
100,000.01 - 150,000.00	102	13,162,624.80	4.56	7.429	628	70.25
150,000.01 - 200,000.00	140	24,935,207.25	8.63	7.236	643	77.22
200,000.01 - 250,000.00	191	43,093,661.11	14.92	7.146	640	76.60
250,000.01 - 300,000.00	176	48,200,005.46	16.68	7.055	645	78.49
300,000.01 - 350,000.00	113	36,673,522.05	12.69	7.121	643	79.96
350,000.01 - 400,000.00	123	46,648,919.59	16.15	6.950	657	80.15
400,000.01 - 450,000.00	59	25,105,162.12	8.69	7.143	643	80.86
450,000.01 - 500,000.00	50	24,094,150.14	8.34	7.110	654	80.26
500,000.01 - 550,000.00	11	5,738,751.11	1.99	7.354	627	76.48
550,000.01 - 600,000.00	19	11,037,868.56	3.82	6.952	637	77.34
600,000.01 - 650,000.00	6	3,759,312.97	1.30	6.645	655	75.19
650,000.01 - 700,000.00	1	657,957.87	0.23	7.990	560	65.00
700,000.01 - 750,000.00	2	1,490,000.00	0.52	7.131	642	76.81
950,000.01 - 1,000,000.00	1	997,652.17	0.35	7.990	562	43.43

Total:	1,039	288,905,023.78	100.00	7.115	644	78.05

Min: $7,318.25
Max: $997,652.17
Average: $278,060.66

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV
4.501 - 5.000	2	318,840.40	0.11	4.994	797	47.41
5.001 - 5.500	12	3,953,609.64	1.37	5.347	715	74.69
5.501 - 6.000	82	23,021,897.53	7.97	5.882	682	73.79
6.001 - 6.500	175	51,356,420.02	17.78	6.354	677	78.59
6.501 - 7.000	301	86,502,587.39	29.94	6.866	662	78.73
7.001 - 7.500	170	47,504,586.17	16.44	7.330	642	78.34
7.501 - 8.000	159	43,203,831.27	14.95	7.857	594	78.36
8.001 - 8.500	65	16,787,206.59	5.81	8.338	587	80.52
8.501 - 9.000	46	10,345,222.95	3.58	8.828	574	78.72
9.001 - 9.500	8	2,303,558.08	0.80	9.311	574	74.01
9.501 - 10.000	13	2,245,494.81	0.78	9.934	549	66.92
10.001 - 10.500	3	600,784.67	0.21	10.494	520	76.39
10.501 - 11.000	3	760,984.26	0.26	10.780	545	69.68

Total:	1,039	288,905,023.78	100.00	7.115	644	78.05

Min: 4.990%
Max: 10.875%
Weighted Average: 7.115%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1	1,039 records
Friedman Billings Ramsey	California Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV
15.01 - 20.00	3	239,396.63	0.08	7.962	515	17.13
20.01 - 25.00	4	273,442.21	0.09	7.066	541	22.43
25.01 - 30.00	6	906,036.28	0.31	6.298	612	28.73
30.01 - 35.00	9	1,147,716.13	0.40	7.067	654	32.67
35.01 - 40.00	5	863,970.42	0.30	7.008	599	38.75
40.01 - 45.00	10	2,108,866.25	0.73	8.143	553	43.44
45.01 - 50.00	13	2,025,536.64	0.70	6.752	632	48.57
50.01 - 55.00	18	3,940,049.19	1.36	7.304	593	53.24
55.01 - 60.00	30	6,744,406.35	2.33	7.155	598	58.26
60.01 - 65.00	32	8,835,313.30	3.06	7.099	606	63.67
65.01 - 70.00	61	15,218,572.60	5.27	7.610	604	68.32
70.01 - 75.00	53	14,629,328.80	5.06	7.524	603	74.10
75.01 - 80.00	596	176,284,251.07	61.02	6.884	666	79.82
80.01 - 85.00	85	25,288,529.02	8.75	7.476	611	84.36
85.01 - 90.00	93	25,461,733.51	8.81	7.653	620	89.60
90.01 - 95.00	11	3,152,454.53	1.09	7.384	629	94.82
95.01 - 100.00	10	1,785,420.85	0.62	8.180	627	100.00

Total:	1,039	288,905,023.78	100.00	7.115	644	78.05

Min: 16.25%
Max: 100.00%
Weighted Average: 78.05%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original CLTV (%)	Loans	Balance	Balance	Coupon	Score	LTV
15.01 - 20.00	3	239,396.63	0.08	7.962	515	17.13
20.01 - 25.00	4	273,442.21	0.09	7.066	541	22.43
25.01 - 30.00	5	704,036.28	0.24	6.470	589	28.41
30.01 - 35.00	9	1,147,716.13	0.40	7.067	654	32.67
35.01 - 40.00	5	863,970.42	0.30	7.008	599	38.75
40.01 - 45.00	11	2,310,866.25	0.80	7.930	564	42.25
45.01 - 50.00	13	2,025,536.64	0.70	6.752	632	48.57
50.01 - 55.00	16	3,041,714.25	1.05	7.218	585	53.24
55.01 - 60.00	30	6,744,406.35	2.33	7.155	598	58.26
60.01 - 65.00	30	7,836,964.39	2.71	7.182	599	63.69
65.01 - 70.00	60	14,837,618.53	5.14	7.672	603	67.82
70.01 - 75.00	46	11,411,485.10	3.95	7.683	587	73.40
75.01 - 80.00	105	29,622,699.02	10.25	7.256	617	79.44
80.01 - 85.00	81	25,073,876.38	8.68	7.390	612	83.04
85.01 - 90.00	114	34,027,287.18	11.78	7.379	628	86.49
90.01 - 95.00	36	12,918,238.98	4.47	7.118	654	83.52
95.01 - 100.00	471	135,825,769.04	47.01	6.845	677	80.22

Total:	1,039	288,905,023.78	100.00	7.115	644	78.05

Min: 16.25%
Max: 100.00%
Weighted Average: 88.40%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1	1,039 records
Friedman Billings Ramsey	California Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV
<= 0	2	144,611.95	0.05	8.064	0	23.51
481 - 500	7	1,173,499.69	0.41	7.834	495	56.06
501 - 520	50	12,283,884.13	4.25	8.321	512	70.35
521 - 540	53	14,329,489.64	4.96	8.141	531	77.65
541 - 560	45	11,235,875.61	3.89	7.618	553	74.58
561 - 580	42	10,521,210.01	3.64	7.923	568	73.66
581 - 600	66	18,507,969.33	6.41	7.618	592	77.74
601 - 620	91	25,301,802.37	8.76	7.335	610	78.29
621 - 640	113	33,065,137.13	11.44	7.055	631	79.26
641 - 660	139	38,932,081.61	13.48	6.859	650	79.11
661 - 680	133	37,900,419.87	13.12	6.922	670	79.70
681 - 700	98	30,755,117.84	10.65	6.655	690	79.05
701 - 720	69	20,078,787.04	6.95	6.838	708	79.68
721 - 740	51	13,648,929.21	4.72	6.533	731	79.93
741 - 760	50	13,569,523.44	4.70	6.500	749	78.30
761 - 780	16	4,190,831.23	1.45	6.846	770	79.92
781 - 800	12	2,945,216.18	1.02	6.201	787	71.17
801 - 820	2	320,637.50	0.11	5.834	807	60.88

Total:	1,039	288,905,023.78	100.00	7.115	644	78.05

Min: 486
Max: 817
Weighted Average: 644

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Original Term to Maturity	Mortgage	Principal	Principal	Gross	Credit	Original
(Months)	Loans	Balance	Balance	Coupon	Score	LTV
180	3	619,965.67	0.21	6.630	614	67.25
240	5	766,386.64	0.27	5.829	720	46.60
300	1	44,847.35	0.02	7.590	584	69.23
360	1,030	287,473,824.12	99.50	7.120	644	78.16

Total:	1,039	288,905,023.78	100.00	7.115	644	78.05

Min: 180
Max: 360
Weighted Average: 359

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV
Stated	604	163,459,132.09	56.58	7.225	657	77.84
Full	322	87,649,654.73	30.34	6.964	629	78.38
12 mo Bank Statements	107	36,489,454.73	12.63	6.990	625	78.39
6 mo Bank Statements	6	1,306,782.23	0.45	7.081	633	72.18

Total:	1,039	288,905,023.78	100.00	7.115	644	78.05

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1	1,039 records
Friedman Billings Ramsey	California Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV
OwnerOcc	955	268,858,142.49	93.06	7.066	644	78.13
Rental	78	18,639,028.22	6.45	7.815	640	76.32
2nd Home	6	1,407,853.07	0.49	7.318	677	84.83

Total:	1,039	288,905,023.78	100.00	7.115	644	78.05

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV
Purchase	575	166,893,622.33	57.77	6.965	668	80.37
CashOut Refi	450	117,952,661.77	40.83	7.314	612	75.11
NoCash Refi	13	3,476,675.10	1.20	7.594	599	66.05
Const-Perm	1	582,064.58	0.20	6.990	651	80.00

Total:	1,039	288,905,023.78	100.00	7.115	644	78.05

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV
Single Family	750	206,198,983.85	71.37	7.148	641	77.84
Condo	147	36,350,194.07	12.58	6.788	668	79.59
PUD	75	25,404,875.06	8.79	7.017	629	78.98
Duplex	39	10,794,636.52	3.74	7.163	653	76.49
3-4 Unit	26	9,268,795.22	3.21	7.898	652	75.64
Townhouse	2	887,539.06	0.31	6.870	633	80.00

Total:	1,039	288,905,023.78	100.00	7.115	644	78.05

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV
A	948	267,800,737.59	92.70	7.030	651	78.89
B	32	7,740,654.53	2.68	7.824	559	68.68
C	59	13,363,631.66	4.63	8.415	553	66.61

Total:	1,039	288,905,023.78	100.00	7.115	644	78.05

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1	1,039 records
Friedman Billings Ramsey	California Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Years)	Loans	Balance	Balance	Coupon	Score	LTV
0	8	2,199,512.73	0.76	7.472	674	81.19
6	13	4,161,254.49	1.44	7.382	665	75.66
12	70	22,616,188.31	7.83	7.313	651	77.96
18	3	1,080,304.50	0.37	7.043	723	80.38
24	685	189,583,978.92	65.62	7.172	641	78.56
30	17	3,657,998.91	1.27	7.296	610	76.24
36	126	35,449,171.23	12.27	6.907	647	77.54
48	3	670,832.28	0.23	7.049	597	88.49
60	114	29,485,782.41	10.21	6.765	652	75.45

Total:	1,039	288,905,023.78	100.00	7.115	644	78.05

Loans with Penalty: 99.24%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV
California	1,039	288,905,023.78	100.00	7.115	644	78.05

Total:	1,039	288,905,023.78	100.00	7.115	644	78.05

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV
12.001 - 12.500	9	3,414,392.61	1.27	5.511	696	79.38
12.501 - 13.000	62	18,601,299.61	6.95	5.891	680	76.51
13.001 - 13.500	153	45,685,394.89	17.06	6.355	678	79.32
13.501 - 14.000	278	80,920,916.90	30.22	6.867	663	78.80
14.001 - 14.500	160	45,515,135.23	17.00	7.326	645	78.60
14.501 - 15.000	150	41,831,987.98	15.62	7.856	593	78.55
15.001 - 15.500	59	15,786,479.46	5.89	8.332	586	80.42
15.501 - 16.000	44	10,193,019.76	3.81	8.831	574	79.38
16.001 - 16.500	8	2,303,558.08	0.86	9.311	574	74.01
16.501 - 17.000	12	2,197,608.65	0.82	9.938	548	66.89
17.001 - 17.500	3	600,784.67	0.22	10.494	520	76.39
17.501 - 18.000	3	760,984.26	0.28	10.780	545	69.68

Total:	941	267,811,562.10	100.00	7.154	643	78.61

Min: 12.125%
Max: 17.875%
Weighted Average: 14.152%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1	1,039 records
Friedman Billings Ramsey	California Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV
5.001 - 5.500	7	2,811,646.67	1.05	5.323	693	79.18
5.501 - 6.000	62	18,601,299.61	6.95	5.891	680	76.51
6.001 - 6.500	155	46,288,140.83	17.28	6.355	678	79.34
6.501 - 7.000	278	80,920,916.90	30.22	6.867	663	78.80
7.001 - 7.500	160	45,515,135.23	17.00	7.326	645	78.60
7.501 - 8.000	150	41,831,987.98	15.62	7.856	593	78.55
8.001 - 8.500	59	15,786,479.46	5.89	8.332	586	80.42
8.501 - 9.000	44	10,193,019.76	3.81	8.831	574	79.38
9.001 - 9.500	8	2,303,558.08	0.86	9.311	574	74.01
9.501 - 10.000	12	2,197,608.65	0.82	9.938	548	66.89
10.001 - 10.500	3	600,784.67	0.22	10.494	520	76.39
10.501 - 11.000	3	760,984.26	0.28	10.780	545	69.68

Total:	941	267,811,562.10	100.00	7.154	643	78.61

Min: 5.125%
Max: 10.875%
Weighted Average (>0): 7.154%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV
1.000	2	602,745.94	0.23	6.388	711	80.32
1.500	939	267,208,816.16	99.77	7.155	643	78.61

Total:	941	267,811,562.10	100.00	7.154	643	78.61

Min: 1.000%
Max: 1.500%
Weighted Average: 1.499%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV
1.000	2	602,745.94	0.23	6.388	711	80.32
1.500	939	267,208,816.16	99.77	7.155	643	78.61

Total:	941	267,811,562.10	100.00	7.154	643	78.61

Min: 1.000%
Max: 1.500%
Weighted Average: 1.499%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1	1,039 records
Friedman Billings Ramsey	California Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV
3.501 - 4.000	6	2,311,646.67	0.86	5.366	693	79.00
4.001 - 4.500	49	14,593,092.96	5.45	5.893	684	77.45
4.501 - 5.000	138	42,089,915.13	15.72	6.303	675	79.17
5.001 - 5.500	242	70,941,874.76	26.49	6.796	666	78.85
5.501 - 6.000	183	51,056,306.34	19.06	7.167	655	78.40
6.001 - 6.500	154	44,275,221.74	16.53	7.713	601	78.49
6.501 - 7.000	88	22,779,602.90	8.51	8.094	596	80.06
7.001 - 7.500	43	10,793,478.74	4.03	8.706	576	79.56
7.501 - 8.000	18	4,635,965.25	1.73	8.915	567	76.96
8.001 - 8.500	12	2,636,517.27	0.98	9.536	572	66.19
8.501 - 9.000	5	936,956.08	0.35	10.289	562	74.93
9.001 - 9.500	3	760,984.26	0.28	10.780	545	69.68

Total:	941	267,811,562.10	100.00	7.154	643	78.61

Min (>0): 3.750%
Max: 9.375%
Weighted Average (>0): 5.774%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.